EXHIBIT 10.14

                                 PROMISSORY NOTE

                          GREEN MOUNTAIN CAPITAL, INC.

Miami, Florida                                          US $____________________
_____________ ___, 2007

FOR VALUE RECEIVED,  the  undersigned,  GREEN MOUNTAIN  CAPITAL,  INC., a Nevada corporation (the "Company"), hereby promises to pay to the order of ________________ (hereinafter, with any subsequent holder, the "Holder"), at the Company's principal corporate office, or at such other place or to such other party as the Holder of this Promissory Note (the "Note") may from time to time designate in writing, the principal sum of _____________________ ($________________) together with interest on the principal balance in the manner and upon the terms and conditions set forth below. All cash payments hereunder shall be made in lawful currency of the United States and in immediately available funds.

As an inducement to the Holder to lend to the Company the principal sum set forth in this Note, the Company's wholly-owned subsidiary, Internet Telecommunications Plc, a corporation formed under the laws of England and Wales and domiciled in the United Kingdom ("ITPLC"), has executed this Note in order to be bound by the respective provisions of Section 8 and Section 9 of this Note.

      1. Rate and Payment of Interest. The principal balance of this Note shall bear interest at a fixed rate per annum equal to twelve percent (12%), compounding annually. Interest shall be calculated on the basis of the actual number of days elapsed over a 360 day year and shall commence to accrue on the date hereof. Accrued interest shall be paid on (i) the first (1st) anniversary of the date of the final closing of the Company's private offering pursuant to that certain Confidential Private Placement Memorandum dated as of December 19, 2006 (the "PPM") and on (ii) the Maturity Date (as defined herein). If this Note is prepaid pursuant to the terms of Section 3 hereof, the prepayment sum shall include all unpaid interest accrued through the date of prepayment.

            This Note is subject to the express condition that at no time shall the Company be obligated or required to pay interest hereunder at a rate which could subject the Company to either civil or criminal liability as a result of being in excess of the maximum rate which the Company is permitted by law to contract or agree to pay. If, by the terms of this Note, the Company is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

      2. Maturity Date; Payments. The entire unpaid amount of this Note, together with all accrued, but unpaid, interest and all other fees, costs, and charges, if any, thereon, shall be due and payable on September 30, 2008 (the "Maturity Date"). If any amounts due under this Note are due on a day which is not a business day, then such amounts shall be due on the next following day which is a regular business day. All payments on account of the indebtedness evidenced by this Note shall be applied first, to accrued and unpaid interest, and second, to the unpaid principal balance hereof.

      3. Prepayment. Voluntary prepayments of the principal sum of this Note shall be permitted at any time, in whole or in part, without penalty or premium. Amounts repaid or prepaid with respect to this Note may not be reborrowed.

      4. Conversion.

            (a) Conversion Option on Default. If the principal balance of this Note and any accrued, but unpaid, interest thereon is not paid to the Holder on or before the Maturity Date, then the principal balance of and unpaid accrued interest, including interest accrued at the Default Interest Rate (as defined in Section 6 hereof), on this Note may, at the option of the Holder, be converted into the number of shares of Common Stock of the Company determined by dividing
(i) the amount of this Note being converted by (ii) the Conversion Price. "Common Stock" shall mean the common stock of the Company and "Conversion Price" shall the price per share equal to the lower of (i) $0.15 or (ii) 85% of the average closing stock price of the Company's Common Stock on the 10 trading days immediately prior to the Maturity Date.

            (b) Manner of Exercise of Conversion Option. In order to exercise its conversion option, the Holder shall deliver written notice to the Company that the Holder elects to convert all or part of the outstanding principal balance of this Note together with any accrued interest thereon (the "Surrender Notice"). The Surrender Notice must be received by the Company at least ten (10) business days after the Maturity Date. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock issuable on such conversion shall be issued, subject to any restrictions on transfer under applicable securities laws as to issuances to persons other than the Holder. Within twenty (20) days after the receipt of the Surrender Notice and the surrender of this Note, the Company shall issue and deliver to such holder, or to its written order, a certificate or certificates for the number of full shares of Common Stock issuable in exchange for the amount of such Note to be converted, and cash in respect of any fraction of a share of common stock which would otherwise be issuable upon such conversion in an amount equal to the Conversion Price. Such conversion shall be deemed to have been effected on the Maturity Date, as applicable, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder or holders of record of the shares represented thereby. In case this Note shall be surrendered for the conversion of only a portion of the amount thereof, the Company shall at the time of issuing the shares of Common Stock issuable upon the conversion of such portion execute and deliver to the Holder a new Note equal in amount to the unconverted portion of the surrendered Note, dated the most recent date to which interest shall have been paid on the surrendered Note, and with conversion and repayment terms and a maturity that are the same as the surrendered Note.

            As a condition to receiving any shares of Common Stock, the Holder shall also, upon the request of the Company, execute and deliver any further documents as may be required of other investors in the Company, including by way of example, any accredited investor qualifications, shareholder agreements or other agreements executed and delivered by investors.

5. Conversion Price Adjustment.

            (a) If  outstanding  shares of the  Company's  Common Stock shall be subdivided into a greater number of shares thereof or a dividend in Common Stock shall be paid in respect of Common Stock, the Conversion Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced and conversely, if outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, the Conversion Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Conversion Price, the number of shares of Common Stock issuable upon the conversion of this Note shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable pursuant to the conversion of this Note immediately prior to such adjustment multiplied by the Conversion Price in effect immediately prior to such adjustment, by (ii) the Conversion Price in effect immediately after such adjustment.

            (b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subparagraph (a) above), or any consolidation or merger of the Company with or into another corporation, or in the case of any sale, transfer or other disposition to another person, corporation or other entity of all or substantially all the property, assets, business and good will of the Company as an entirety, then, as part of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, as the case may be, lawful provision shall be made so that the registered owner of this Note shall have the right thereafter to receive upon the conversion hereof the kind and amount of shares of stock or other securities or property which said registered owner would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, as the case may be, said registered owner had held the number of shares of Common Stock which were then issuable upon the conversion of this Note. In any such case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the registered owner of this Note such that the provisions set forth herein (including provisions with respect to adjustment of the Conversion Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of this Note.

            (c) In case the Company shall declare a dividend upon shares of Common Stock payable otherwise than out of earnings or earned surplus and otherwise than in shares of Common Stock or in stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, the Holder shall, upon conversion of this Note in whole or in part, be entitled to purchase, in addition to the number of shares of Common Stock deliverable upon such conversion against payment of the Conversion Price therefor, but without further consideration, the cash, stock or other securities or property which the Holder would have received as dividends (otherwise than out of such earnings or earned surplus and otherwise than in shares of Common Stock or in such convertible or exchangeable stock or obligations), if continuously since the date set forth above such holder (i) had been the holder of record of the number of shares of Common Stock deliverable upon such conversion and (ii) had retained all dividends in stock or other securities (other than shares of Common Stock or such convertible or exchangeable stock or obligations) paid or payable in respect of said number of shares of Common Stock or in respect of any such stock or other securities so paid or payable as such dividends. For purposes of this subparagraph (c), a dividend payable otherwise than in cash shall be considered to be payable out of earnings or earned surplus and shall be charged in an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company.

            (d) The Conversion Price shall be subject to adjustment from time to time as follows:

                  (i) Adjustments for Issuance of Additional Shares of Common Stock. In the event the Company, shall, at any time, from time to time, issue or sell any shares of additional shares of Common Stock (otherwise than as provided in the foregoing sections (a) through (c) of this Section 5 or pursuant to Common Stock Equivalents (hereafter defined) granted or issued prior to the Issuance Date) ("Additional Shares of Common Stock"), at a price per share less than the Conversion Price then in effect or without consideration, then the Conversion Price upon each such issuance shall be reduced to a price equal to the consideration per share paid for such Additional Shares of Common Stock.

                  (ii) Issuance of Common Stock Equivalents. If the Company, at any time after the issue date of this Note, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock ("Convertible Securities"), other than the Notes, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the "Common Stock Equivalents") and the aggregate of the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Company for issuance of such Common Stock Equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent (the "Aggregate Per Common Share Price") shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make the Aggregate Per Common Share Price be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (i) of this Section 5(d) on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent. No adjustment of the applicable Conversion Price shall be made under this subsection (ii) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made to the exercise price of such warrants then in effect upon the issuance of such warrants or other rights pursuant to this subsection (ii). No adjustment shall be made to the Conversion Price upon the issuance of Common Stock pursuant to the exercise, conversion or exchange of any Convertible Security or Common Stock Equivalent where an adjustment to the Conversion Price was made as a result of the issuance or purchase of any Convertible Security or Common Stock Equivalent.

                  (iii) Consideration for Stock. In case any shares of Common Stock or any Common Stock Equivalents shall be issued or sold:

                        (1) in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be; or

                        (2) in the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Conversion Price, or the number of shares of Common Stock issuable upon conversion of this Note, the determination of the applicable Conversion Price or the number of shares of Common Stock issuable upon conversion of this Note immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of this Note. In the event Common Stock is issued with other shares or securities or other assets of the Company for consideration which covers both, the consideration computed as provided in this Section 5(d) (iii) shall be allocated among such securities and assets as determined in good faith by the Board of Directors of the Company.

                  (iv) Superseding Adjustment. If, at any time after any adjustment of the Conversion Price then in effect shall have been made pursuant to Section 5(d)(i) as the result of any issuance of Common Stock Equivalents, and (x) such Common Stock Equivalents, or the right of conversion or exchange in such Common Stock Equivalents, shall expire, and all or a portion of such or the right of conversion or exchange with respect to all or a portion of such Common Stock Equivalents, as the case may be, shall not have been exercised, or (y) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents shall be increased, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 5(d)(iv) above, there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock theretofore actually issued or issuable pursuant to the previous exercise of Common Stock Equivalents or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which Additional Shares of Common Stock are issuable under such Common Stock Equivalents; whereupon a new adjustment of the Conversion Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  (v) Record Date. In case the Company shall take record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

                  (vi) Certain Issues Excepted. For purposes of this Note, a "Subsequent Financing" shall be defined as any subsequent offer or sale to, or exchange with (or other type of distribution to), any third party of Common Stock or any securities convertible, exercisable or exchangeable into Common
Stock, including debt securities so convertible, in a private transaction (collectively, the "Financing Securities") other than a Permitted Financing. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the Conversion Price in the case of any Permitted Financing. For purposes of this Note, "Permitted Financing" shall mean any transaction involving (1) the Company's issuance of any Financing Securities (other than for cash) in connection with a merger, acquisition or consolidation of the Company, (2) the Company's issuance of Financing Securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (3) the Company's issuance of Financing Securities in connection with bona fide firm underwritten public offerings of its securities, (4) the Company's issuance of Common Stock or the issuance or grants of options to purchase Common Stock pursuant to the Company's stock option plans and employee stock purchase plans as they now exist, (5) as a result of the exercise of options or warrants or conversion of convertible notes or preferred stock which are granted or issued as of December 15, 2006

            (e) In case at any time:

                  (i) the Company shall pay any cash or stock dividend upon its Common Stock or make any distribution to the holders of its Common Stock; or

                  (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

                  (iii) the Company shall effect any capital reorganization or any reclassification of or change in the outstanding capital stock of the Company (other than a stock split, a change in par value, or a change resulting solely from a subdivision or combination of outstanding shares of Common Stock), or any consolidation or merger, or any sale, transfer or other disposition of all or substantially all its property, assets, business and good will as an entirety, or the liquidation, dissolution or winding up of the Company; or

                  (iv) the Company shall declare a dividend upon shares of its Common Stock payable otherwise than out of earnings or earned surplus or otherwise than in shares of Common Stock or any stock or obligations directly or indirectly convertible into or exchangeable for Common Stock; or

                  (v) the Company shall issue or sell any shares of additional shares of Common Stock at a price per share less than the Conversion Price then in effect or without consideration as set forth in Section 5(d) hereof;

            then,  in any such case,  the Company  shall cause at least  fifteen
(15) days' prior notice thereof to be furnished to the Holder at the address of such Holder shown on the books of the Company. Such notice shall also specify the date on which the books of the Company shall close, or a record be taken, for such stock dividend, distribution or subscription rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, winding up, or dividend, as the case may be, shall take place, and the date of participation therein by the holders of Common Stock if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the rights of the Holder.

            (f) When any adjustment is required to be made in the Conversion Price, the Company shall promptly mail to the Holder a certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Note shall be exercisable following the occurrence of any of the events specified in subparagraphs (b), (c) or (d) above.

            (g) The Company shall not be required upon the conversion of this Note to issue any fractional shares, but shall make any adjustment therefor on the basis of the mean between the closing low bid and closing high asked prices on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System or the closing market price on a national securities exchange on the trading day immediately prior to conversion, whichever is applicable or, if neither is applicable, then on the basis of the market value of any such fractional interest as shall be reasonably determined by the Company.

            (h) The Company will, within 120 days after the end of each of its fiscal years, mail to the registered Holder at the address of such Holder shown on the books of the Company a certificate (if the Company has engaged independent public accountants, such certificate shall be prepared by such independent public accountants) (i) specifying the Conversion Price in effect as of the end of such fiscal year and the number of shares of Common Stock, or the kind and amount of any securities or property other than Common Stock issuable by the Holder and (ii) setting forth in reasonable detail the facts requiring any adjustments made during such fiscal year.

6. Default Interest Rate. This Note will bear interest from and after the earlier of (i) the Maturity Date or (ii) the occurrence of an Event of Default at the rate of interest equal to eighteen percent (18%) per annum, compounded annually, based on a 360 day calendar year (the "Default Interest Rate").

7. Events of Default; Acceleration. The following events shall constitute "Events of Default" hereunder:

(a) If the Company shall fail to pay when due after a 10-day grace period the principal of and/or accrued interest on this Note or any other amount payable under this Note;

(b) A material breach by the Company of any of its representations, warranties, covenants or agreements made in this Note that is not cured within thirty (30) days following receipt by Company of written notice specifying in detail the breach;

(c) If proceedings under any bankruptcy or insolvency law are commenced by the Company, or if proceedings under any bankruptcy or insolvency law are commenced against the Company and such proceedings are not dismissed within 30 days of commencement thereof, or if a general assignment for the benefit of creditors of the Company is made or if a trustee or receiver of the Company's property is appointed; or

(d) If the Company shall adopt, or agree to adopt, a plan of liquidation or dissolution of the Company.

Upon the occurrence of an Event of Default, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may, upon written notice to the Company, declare the unpaid principal amount of this Note, accrued interest thereon and all other amounts payable under this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any further period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law; provided, however, that in the case of an Event of Default described in
Section 7(c) above, then the unpaid principal amount of this Note, accrued interest thereon and other amounts payable under this Note shall be immediately due and payable without any notice or other action by the Holder.

      8. Representations and Warranties. Each of the Company and ITPLC hereby represents, warrants and covenants to the following:

            (a) Existence. Each of the Company and ITPLC is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly licensed, qualified to do business and is in good standing in all other states in which such licensing, qualification and good standing are necessary. Each of the Company and ITPLC has all requisite power and authority (X) to own and operate its properties, (Y) to carry on its business as now conducted and as proposed to be conducted, and (Z) to execute and deliver this Note;

            (b) Binding Obligations. The execution, delivery, and performance of this Note by each of the Company and ITPLC have been duly authorized by all necessary action by each of the Company and ITPLC, have been duly executed and delivered by each of the Company and ITPLC and constitute legal, valid and binding obligations of each of the Company and ITPLC, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles; and

            (c) No Consent. The execution, delivery and performance of this Note, and the consummation of the transactions contemplated hereby and thereby, do not (i) conflict with, result in a violation of, or constitute a default under (A) any provision of either the Company's or ITPLC's governing documents (e.g., articles or certificate of incorporation or bylaws), (B) any law, governmental regulation, court decree or order applicable to the Company or ITPLC, or (C) any other document or agreement to which the Company or ITPLC is a party, or (ii) require the consent, approval or authorization of any third party.

      9. Covenants of the Company and ITPLC. Until payment and satisfaction in full of the Note, each of the Company and ITPLC hereby covenants and agrees as follows:

            (a) Notify Holder. Each of the Company and ITPLC shall promptly inform the Holder if any one or more of the representations and warranties made by each of the Company and ITPLC in this Note or in any document related hereto shall no longer be entirely true, accurate and complete in any material respect.

            (b) Pay Taxes and Liabilities. Each of the Company and ITPLC shall promptly pay, when due, all indebtedness, sums and liabilities of any kind now or hereafter owing by either ITPLC or the Company, as applicable, to any party however created, incurred, evidenced, acquired, arising or payable, including without limitation this Note, income taxes, excise taxes, sales and use taxes, license fees, and all other taxes with respect to any of either ITPLC's or the Company's assets, or any wages or salaries paid by ITPLC or the Company or otherwise, unless the validity of which are being contested in good faith by ITPLC or the Company by appropriate proceedings, provided that ITPLC or the Company, as applicable, shall have maintained reasonably adequate reserves and accrued the estimated liability their respective balance sheets for the payment of same.

            (c) Maintain Existence and Qualifications. Each of the Company and ITPLC shall maintain and preserve in full force and effect, its existence and rights, franchises, licenses and qualifications necessary to continue its business, and comply in all material respects with all applicable statutes, rules and regulations pertaining to the operation, conduct and maintenance of its existence and business including, without limitation, all federal, state and local laws relating to benefit plans, environmental safety, or health matters, and hazardous or liquid waste or chemicals or other liquids (including use, sale, transport and disposal thereof).

            (d) Comply with Laws. Each of the Company and ITPLC shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, compliance with which is necessary to maintain its corporate existence or the conduct of its business or non-compliance with which would adversely affect in any material respect its ability to perform its obligations or any security given to secure its obligations.

            (e) Condition of Assets; No Liens. Each of the Company and ITPLC shall maintain all of its assets in good condition and repair at all times, and preserve it against any loss, damage, or destruction of any nature whatsoever relating to said assets or its use, and keep said assets free and clear of any liens or encumbrances.

            (f) Disposition of Assets. Neither the Company nor ITPLC will sell, lease, transfer, convey, or otherwise dispose of any or all of its assets, other than in the ordinary course of business.

            (g) Other Liens. Neither the Company nor ITPLC will incur, create or permit to exist any material lien or other encumbrance on any of its property or assets, whether now owned or hereafter acquired, other than in the ordinary course of business.

            (h) Other Liabilities. Other than in the ordinary course of business, neither the Company nor ITPLC will incur, create, assume or permit to exist any indebtedness or liability on account of either borrowed money from banks or other private financing sources, except (a) this Note; (b) indebtedness existing on the date hereof; or (c) indebtedness of either ITPLC or the Company subordinated in right of payment to the payment in full of this Note pursuant to the terms of a subordination agreement reasonably acceptable to Holder in form and substance. ITPLC, the Company and the Holder acknowledge that trade credit incurred by ITPLC in the ordinary course of business does not constitute borrowed money.

            (i) Guaranties. Other than in the ordinary course of its business, neither the Company nor ITPLC will assume, guaranty, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person, except by the endorsement of negotiable instruments for deposit or collection or other transactions in the ordinary course of business.

            (j) Modification of Documents. Neither the Company nor ITPLC will change, alter or modify, or permit any material change, alteration or modification of its certificate of incorporation, by-laws or other governing documents that would adversely affect the Holder's rights pursuant to this Note without the Holder's prior written consent.

            (k) Change Business. Neither the Company nor ITPLC will materially change or alter the nature of its business in the telecommunications industry.

      10. The Holder's Representations and Acknowledgements. The Holder hereby acknowledges and represents as follows:

            (a) The Holder has had an opportunity to ask questions and receive answers from the Company regarding the business, prospects, properties and financial condition of the Company.

            (b) The Holder has such knowledge and experience in financial or business matters that it is capable of evaluating the Company's credit worthiness and appreciating the merits and risks of making this investment in the Company.

            (c) The Holder has carefully considered and is familiar with the risks inherent in making an investment in the Company which is a development stage private company with very limited financial resources, and that without closing the Financing, the Company may not have sufficient funds to repay the amounts due under this Note.

            (d) The Holder acknowledges that this Note is only being offered and sold to persons or entities that qualify as an "accredited investor" within the meaning of the Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect. Further, the Holder hereby represents, and has delivered to the Company a completed, true and accurate Investor Suitability Questionnaire, executed and dated as of the date hereof and deemed a part hereof (the "Investor Questionnaire") as evidence to the Company, that it is an "accredited investor" and that the Company and its agents are relying on the Holder's representations.

      11. Waivers. The Company waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by the Company on which the Company may in any way be liable.

      12. Notices. Unless otherwise provided in this Note, all notices or demands by any party relating to this Note shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile, or telegram (with messenger delivery specified) to the Holder or to the Company, as the case may be, at its address set forth below:

         If to the Company:    Green Mountain Capital, Inc.
                               201 South Biscayne Boulevard, 28th Floor
                               Miami, Florida 33131
                               Attn: Corporate Secretary

         If to ITPLC:          Internet Telecommunications Plc
                               46 Clerkenwell Close
                               London, EC1R 0AT
                               United Kingdom
                               Attn: Company Secretary

         If to the Holder:     The mailing address set forth in the Investor
                               Questionnaire.

      The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

      13. Choice of Law And Venue; Jury Trial Waiver.

            THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF BROWARD, STATE OF NEVADA OR, AT THE SOLE OPTION OF THE COMPANY, IN ANY OTHER COURT IN WHICH THE COMPANY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE COMPANY AND THE HOLDER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13. THE COMPANY AND THE HOLDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE COMPANY AND THE HOLDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      14. Miscellaneous.

            (a) Replacement of Note. If the Holder loses this Note, the Company shall issue an identical replacement note to the Holder upon the Holder's delivery to the Company of a customary agreement to indemnify the Company reasonably satisfactory to the Company for any losses resulting from issuance of the replacement note.

            (b) Severability. In the event any one or more of the provisions contained in this Note shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

            (e) No Oral Modifications or Waivers. This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

            (g) Assignment. The Holder shall not assign or transfer his rights under this Note without the prior written consent of the Company.

            (h) Headings. The headings in this Note are for convenience of reference only and shall not define or limit any terms or provisions hereof.

            (i) Integration. This Note, together with the Investor Questionnaire, reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.[THE NEXT PAGE IS THE SIGNATURE PAGE]

      IN WITNESS WHEREOF, the Company and the Holder have duly executed this Note as of the day and year first above written.

                                        COMPANY:

                                        GREEN MOUNTAIN CAPITAL, INC.


                                        By:   __________________________________
                                        Name:
                                        Title:


                                        ITPLC:

                                        INTERNET TELECOMMUNICATION PLC


                                        By:   __________________________________
                                        Name:
                                        Title:


                                        HOLDER:


                                        By:   __________________________________
                                        Name:
                                        Title: